Exhibit 10.3

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED ART RENTAL

AND LICENSING AGREEMENT

This FIRST AMENDMENT to the SECOND AMENDED AND RESTATED ART RENTAL AND LICENSING AGREEMENT (the “Amendment”) is entered into as of June 1, 2003, by and between Stephen A. Wynn (“Lessor”) and Wynn Resorts Holdings, LLC, dba The Wynn Collection (“Lessee”). Capitalized and other terms used herein that are not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

RECITALS

WHEREAS, Lessor and Lessee have entered into that certain Second Amended and Restated Art Rental and Licensing Agreement, dated September 18, 2002 (the “Agreement”), pursuant to which Lessor leases to Lessee certain paintings and other works or art for display in Lessee’s Gallery, subject to the terms and conditions contained therein;

WHEREAS, Lessor and Lessee wish to amend the rental terms of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Amendment, the parties hereto agree as follows:

1. Section 5 of the Agreement is hereby deleted in its entirety and replaced with the following:

“5. Rental Fees. Lessee agrees to pay Lessor an annual rental fee each November 1 of this agreement of One Dollar ($1.00).”

2. Other Provisions of Agreement. Notwithstanding any of the foregoing, the parties hereto acknowledge that the Agreement is being modified only as stated herein, and agree that nothing else in the Agreement shall be affected by this Amendment.

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3. Counterparts. This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers and representatives thereunto duly authorized.

WYNN RESORTS HOLDINGS, LLC

DBA THE WYNN COLLECTION

By VALVINO LAMORE, LLC

Its Sole Member

By WYNN RESORTS, LIMITED

Its Sole Member

By:	/s/ Marc H. Rubinstein	/s/ Stephen A. Wynn
Name: Marc H. Rubinstein		Stephen A. Wynn
Title: Senior Vice President and General Counsel

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